UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 9, 2021
(Date of earliest event reported)
 _________________________________________
NAUTILUS, INC.
(Exact name of registrant as specified in its charter)
  __________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	NLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

NAUTILUS, INC.
FORM 8-K

Item 2.02	Results of Operations
On August 9, 2021, Nautilus, Inc. issued a press release announcing its financial results for the three-month period ended June 30, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 2.02 and in the exhibit attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly stated by specific reference in such filing.

Item 5.02	Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 4, 2021, the Company's Board of Directors appointed Sarah Jones, the Company’s Corporate Controller, as the Company’s Principal Accounting Officer.

Sarah Jones, age 48, has served as the Company’s Corporate Controller since November 2017. Ms. Jones joined the Company in November 2013 as its Senior Accounting Manager, and became the Company’s Director of Accounting, Corporate Controller in November 2017, and was promoted to Senior Director, Corporate Controller in January 2020. Prior to joining the Company, Ms. Jones held a variety of senior financial positions in semiconductor, pharmaceutical and medical device manufacturing companies, including Electro Scientific Industries, Inc., Alpha-Tec Systems Inc. and Instromedix, Inc. Ms. Jones holds a B.A. in Accounting from Western Washington University.

There are no transactions since the beginning of the Company's last fiscal year in which the Company is a participant and in which Ms. Jones or any members of her immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K. No family relationships exist between Ms. Jones and any of the Company's directors or executive officers and the appointment of Ms. Jones was not pursuant to any arrangement or understanding between her and any person.

As of the date of this Current Report on Form 8-K, no new compensatory arrangements have been entered into with Ms. Jones in connection with her appointment.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

99.1	Nautilus, Inc. press release dated August 9, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

August 9, 2021	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial Officer)